UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2005
URS CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State of jurisdiction of incorporation)

1-7567 (Commission File No.)	94-1381538 (IRS Employer Identification No.)
600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (415) 774-2700
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.
On October 4, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of URS Corporation (“URS”) approved the issuance of 55,000 shares of restricted stock to Martin M. Koffel, 4,000 shares of restricted stock to Thomas W. Bishop, 2,500 shares of restricted stock to Reed N. Brimhall, 40,000 shares of restricted stock to H. Thomas Hicks, 7,500 shares of restricted stock to Gary V. Jandegian, 3,500 shares of restricted stock to Joseph Masters, 2,000 shares of restricted stock to Mary E. Sullivan and 6,000 shares of restricted stock to Randall A. Wotring. The restrictions with respect to the above shares will lapse and, accordingly, the shares will vest as follows, subject to acceleration provisions contained in each individual’s employment agreement with URS: 25% on October 4, 2006; 25% on October 4, 2007; 25% on October 4, 2008; and 25% on October 4, 2009. The Committee also approved the issuance of 15,000 shares of restricted stock to Kent P. Ainsworth, which restrictions will lapse and, accordingly, the shares will vest on February 29, 2008, subject to acceleration provisions contained in Mr. Ainsworth’s employment agreement with URS.
Each recipient of the above shares of restricted stock will also receive a Restricted Stock Award setting forth customary rights, privileges and restrictions as to the shares, including the right to receive any dividends declared with respect to the restricted stock, the right to provide instructions on how to vote the stock and restrictions on transfer. The foregoing description of the Restricted Stock Award is qualified in its entirety by reference to the form of Restricted Stock Award attached as Exhibit 10.1 below.
Item 9.01.      Financial Statements and Exhibits.
(c)      Exhibits

10.1	Form of URS Corporation 1999 Equity Incentive Plan Restricted Stock Award, dated as of October 4, 2005, executed as separate agreements between URS Corporation and each of Martin M. Koffel for 55,000 shares, Kent P. Ainsworth for 15,000 shares, Thomas W. Bishop for 4,000 shares, Reed N. Brimhall for 2,500 shares, H. Thomas Hicks for 40,000 shares, Gary V. Jandegian for 7,500 shares, Joseph Masters for 3,500 shares, Mary E. Sullivan for 2,000 shares and Randall A. Wotring for 6,000 shares.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION
Dated: October 6, 2005	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of URS Corporation 1999 Equity Incentive Plan Restricted Stock Award, dated as of October 4, 2005, executed as separate agreements between URS Corporation and each of Martin M. Koffel for 55,000 shares, Kent P. Ainsworth for 15,000 shares, Thomas W. Bishop for 4,000 shares, Reed N. Brimhall for 2,500 shares, H. Thomas Hicks for 40,000 shares, Gary V. Jandegian for 7,500 shares, Joseph Masters for 3,500 shares, Mary E. Sullivan for 2,000 shares and Randall A. Wotring for 6,000 shares.

4